                                                                    Exhibit 10.1

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.


                          PROGRAMS TRANSFER AGREEMENT

      THIS PROGRAMS TRANSFER AGREEMENT (this "Agreement"), effective on this 15th day of April, 1999, is by and between Regeneration Technologies, Inc. a Florida corporation having its principal place of business at 1 Innovation Drive, Alachua, Florida ("RTI"), and the University of Florida Tissue Bank, Inc., a Florida not-for-profit corporation also having its principal place of business at 2 Innovation Drive, Alachua, Florida ("UFTB").

                                   WITNESSETH

      WHEREAS, RTI and UFTB are parties to the "Revised Agreement on Intercompany Service Billing and Inventory Ownership" made and entered into the 11th of January, 1999, and the "Tissue Recovery, Processing and Distribution Agreement" made and entered into by the parties on the 23rd of January, 1998 (the "Previous Agreements") attached hereto as Composite Exhibit "A"; and

      WHEREAS, on the effective date of this Agreement the parties are also entering into a "Tissue Recovery Agreement"; and

      WHEREAS, the parties wish to replace the Previous Agreements with both this Agreement and with the Tissue Recovery Agreement; and

      WHEREAS, the parties wish to have all other written agreements between the parties remain in full force and effect; and

      WHEREAS, in the normal course of business, UFTB has become indebted to RTI (the "Debt"), a current statement of which is attached hereto as Exhibit "B"; and

      WHEREAS, UFTB desires to focus its efforts on human donor tissue recovery in its Local Service Area (further defined below), and eliminate its Distribution Services (further defined below); and

      WHEREAS, RTI desires to assume both UFTB's human donor tissue recovery activities outside the UFTB Local Service Area and UFTB's Distribution Services.

      NOW, THEREFORE, in view of the representations made above and in consideration of the terms and conditions set forth below, the parties agree as follows:


[CONFIDENTIAL]

                             ARTICLE I - Definitions

      For the purposes of this Agreement the following definitions shall apply:

      1.1 "Local Service Area" shall mean the states of Florida and Georgia.

      1.2 "Distribution Services" shall mean the services associated directly and indirectly with providing customers with processed human donor tissue ("allograft" tissue) for transplant or research, including but not limited to those services set forth on "Distribution Services" -- Exhibit 1.2 attached hereto.

      1.3 "The Debt" shall mean the net amount ($4,963,865.31) of intercompany charges and cash receipts owed to RTI by UFTB as of April 15, 1999 and set forth on Exhibit B attached hereto.

                           ARTICLE II - Consideration

      2.1 Upon the effective date of this Agreement, and the simultaneous execution of the Tissue Recovery Agreement, the Previous Agreements shall terminate.

      2.2 As consideration for RTI entering into this Agreement, UFTB shall, upon the effective date of this Agreement:

            (a) Grant to RTI a security interest in all outstanding and future "Accounts Receivable" - Exhibit 2.2(a), to secure the Debt (the "Security Interest"); RTI's Security Interest shall be subordinate only to the security interest of NationsBank, if any, in UFTB accounts receivables;

            (b) Continue its collection efforts of such receivables, so long as any balance of Debt remains outstanding, and shall transfer a minimum of one hundred thousand dollars ($100,000) to RTI twice per month within ten (10) business days from the fifteenth (15th) and thirtieth (30th) day of each calendar month commencing with July 1, 1999 which amounts shall be reductions of the Debt;

            (c) Hereby convey to RTI all UFTB's right, title, and interest, free and clear of all encumbrances, in the equipment and fixtures identified on the "Schedule of Conveyed Equipment and Fixtures" -- Exhibit 2.2(c) attached hereto;

            (d) assign to RTI the contracts related to human donor recovery activities identified in the "Schedule of Assigned Recovery Contracts"-- Exhibit 2.2(d)-1 attached hereto, and the contracts related to Distribution Services identified in the "Schedule of Assigned Distribution Contracts" -- Exhibit 2.2(d)-2 attached hereto;

            (e) assign and convey to RTI all of UFTB's rights and interest in the allograft tissue inventory described in the "Allograft Inventory" -- Exhibit 2.2(e) attached hereto, (a credit to UFTB of $3,030,154 applied by RTI against the Debt), and refrain from performing Distribution Services which compete with RTI for the term of this Agreement and for a period of five (5) years beyond the term of this Agreement in the Local Service Region;

            (f) enter the Tissue Recovery Agreement; and

            (g) provide RTI with a monthly UFTB balance sheet and income statement within thirty (30) calendar days from the end of each business month.

            (h) UFTB's obligations and RTI's rights under Article 2.2 (a),(b), and (g) herein shall cease immediately upon the satisfaction of the Debt. If, within six (6) months from the effective date of this Agreement, the Debt has not been satisfied, UFTB shall pay any such remaining balance, in full, to RTI within ninety (90) days from such sixth month date.

      2.3 As consideration for UFTB entering this Agreement, RTI shall, upon the effective date of this Agreement:

            (a) reduce the Debt by the value assigned to Allograft Inventory, which value is specified in Exhibit 2.2(e);

            (b) reduce the Debt by the value of the Schedule of Conveyed Equipment and Fixtures; and

            (c) apply the credits referred to in 2.3(a) and (b) herein such that after application, the balance of the Debt shall be the "Secured Debt" as set forth in Exhibit 2.3(c) attached hereto;

            (d) apply, as a reduction to the Debt "Recovery Fees and Intercompany Charges" set forth on Exhibit 2.3(d) attached hereto, net of a one-time payment to UFTB of one hundred fifty thousand dollar ($150,000) which shall be paid to UFTB upon the date of the last signatory to this Agreement.

            (e) Within five (5) months from the effective date of this Agreement, the parties shall make an adjustment to the debt, with respect to the "Undetermined Equipment" -- Exhibit 2.3(e) attached hereto, as mutually agreed to by the auditors of both parties.

               ARTICLE III - Technical and Professional Assistance

      3.1 UFTB agrees to provide RTI with written documentation of the details regarding UFTB's distribution relationship with each and every party to which UFTB distributes allograft tissue. Such documentation for each such relationship shall include, but is not limited to:

            (a) the name, address, telephone number, facsimile number, of all contact persons for each and every party to the relationship;

            (b) a description of the method and manner of distribution and the chain of distribution for relationship;

            (c) a statement of the historic distribution volume by year and type of tissue distributed under the relationship; and

            (d) a description of any issues material to any of the relationships with each and every party to the relationship.

            UFTB shall, in addition to the foregoing, provide RTI with additional written information about any or all of the distribution relationships within ten (10) days of such request by RTI.

      3.2 UFTB additionally agrees to promptly forward to RTI all payments, returned tissue, inquiries, and communication relating to such distribution relationships and all other things that may be routed to UFTB, but which should have been directed to RTI. Such UFTB duty shall survive the termination of this Agreement.

                        ARTICLE IV - Term and Termination

      4.1 This Agreement shall terminate upon the satisfaction of the Debt provided however the Tissue Recovery Agreement shall remain in full force and effect.

      4.2 This Agreement may be terminated early:

            (a) by either party due to a material breach by the other party of any of its obligations or covenants herein if the breaching party fails to remedy said breach within thirty (30) calendar days of receiving written notice from the non-breaching party of such breach; or

            (b) by either party upon an adjudication of the other party as bankrupt or insolvent, or the admission in writing by such party of its inability to pay its debts as they mature; or an assignment by such other party for the benefit of its creditors; or such other party applying for or consenting to the appointment of a receiver, trustee or similar officer for its assets; or the appointment of such receiver, trustee or similar officer for such other party's assets without the application or consent of such party, if such appointment shall continue undischarged for a period of ninety (90) days.

            ARTICLE V - Warranty, Indemnity and Other Representations

      5.1 Both parties represent and warrant that the rights granted herein do not violate any rights previously granted by either party to any third party.

      5.2 RTI warrants that:

            (a) it is a corporation duly organized, validly existing and in good standing under the laws of Florida and has all corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (b) the execution, delivery and performance by RTI of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly authorized by all requisite corporate action, and no other corporate act or proceeding on the party of RTI is necessary to authorize the execution and delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

            (c) it is not subject to nor obligated under its Articles of Incorporation or bylaws, any applicable law, rule or regulation of any governmental authority, or any agreement, instrument, license or permit or subject to any order, writ, injunction or degree, which would be breached or violated by its execution, delivery or performance of this agreement;

            (d) its execution and delivery of this Agreement and the performance of its obligations hereunder, including the obligations of any payments hereunder, do not and will not conflict with, violate, or result in any default under any agreement, instrument or other contract to which RTI is a party or by which it is bound; and

            (e) there are no claims, actions, suits or other proceedings pending, or to the knowledge of RTI threatened which, if adversely determined, would adversely affect the ability of RTI to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

      5.3 UFTB warrants that:

            (a) it is a corporation duly organized, validly existing and in good standing under the laws of Florida and has all corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

            (b) the execution, delivery and performance by UFTB of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly authorized by all requisite corporate action, and no other corporate act or proceeding on the party of UFTB is necessary to authorize the execution and delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

            (c) it is not subject to nor obligated under its Articles of Incorporation or bylaws, any applicable law, rule or regulation of any governmental authority, or any agreement,instrument, license or permit or subject to any order, writ, injunction or degree, which would be breached or violated by its execution, delivery or performance of this agreement;

            (d) its execution and delivery of this Agreement and the performance of its obligations hereunder, including the obligations of any payments hereunder, do not and will not conflict with, violate, or result in any default under any agreement, instrument or other contract to which UFTB is a party or by which it is bound; and

            (e) there are no claims, actions, suits or other proceedings pending, or to the knowledge of UFTB threatened which, if adversely determined, would adversely affect the ability of UFTB to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

      5.4 Apart from any warranty expressly made in this Agreement, neither party hereto makes any representations and extends no warranties of any kind, either express or implied. Nothing in this Agreement shall be construed as an obligation to furnish any other information except as specifically provided herein, or a warranty or representation by RTI that it will not procure any tissues from other sources.

      5.5 UFTB shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold RTI, RTI Affiliates (as hereinafter defined), or any of its assigns, harmless against all claims and expenses, including legal expenses and reasonable attorney fees, arising out of any other claims, proceeding, demand, expense, loss, and liability of any kind whatsoever including any breach of its obligations hereunder (collectively, "RTI Losses") resulting from the activities of UFTB under this Agreement except where such RTI Losses result solely from RTI's negligence or willful misconduct. As used in this Agreement, "RTI Affiliates" shall mean RTI's directors, officers, agents and employees. Notwithstanding the above, RTI at all times reserves the right to retain counsel of its own, at its own expense, to defend RTI's interests. This
Article 5.5 shall survive the termination of this Agreement.

      5.6 RTI shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold UFTB, UFTB Affiliates (as hereinafter defined), or any of its assigns, harmless against all claims and expenses, including legal expenses and reasonable attorney fees, arising out of any other claims, proceeding, demand, expense, loss, and liability of any kind whatsoever including any breach of its obligations hereunder (collectively, "UFTB Losses") resulting from the activities of RTI under this Agreement except where such UFTB Losses result from solely UFTB's negligence or willful misconduct. As used in this Agreement, "UFTB Affiliates" shall mean UFTB's directors, officers, agents and employees. Notwithstanding the above, UFTB at all times reserves the right to retain counsel of its own, at its own expense, to defend UFTB's interests. This Article 5.6 shall survive the termination of this Agreement

      5.7 Each party warrants that it now maintains and will continue to maintain liability insurance coverage in an amount of two million dollars ($2,000,000) for UFTB, and five million dollars ($5,000,000) for RTI, per occurrence and that such insurance coverage lists each party as an additional insured. Each party shall provide the other party with at least thirty (30) days written notice of any change or cancellation of such insurance coverage.

                             ARTICLE VI- Assignment

      6.1 (a) This Agreement may be assigned by either party with the express prior written approval of the other party, whose approval shall not be unreasonably withheld; and

            (b) UFTB shall provide RTI with written notice of its intention to approve or not approve any assignment by RTI within fifteen (15) business days of UFTB's receipt of written request from RTI. In the event that RTI does not receive such written notice of intention from UFTB within such fifteen (15) day time period, UFTB shall be deemed to have consented to such assignment. In the event that UFTB withholds consent to such assignment UFTB shall, in such fifteen
(15) day time period, provide RTI, in writing, with the reasonable reasons for withholding of such consent.

                           ARTICLE VII- Miscellaneous

      7.1 A waiver of any specific breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

      7.2 The right of either party to terminate under the provisions of this Agreement shall not be an exclusive remedy, and either party shall be entitled, if the circumstances warrant, alternatively or cumulatively, to damages for breach of this Agreement to an order requiring performance of the obligations of this Agreement, or to any other available remedy.

      7.3 Nothing herein shall be deemed to create an agency, joint venture or partnership relationship between the parties hereto.

      7.4 This Agreement constitutes the entire agreement and understanding of the parties with regard to the subject matter hereof, and supercedes the Previous Agreements and all prior discussions, negotiations, understandings and agreements between the parties concerning the subject matter hereof. Neither party shall be bound by any definition, condition, warranty, right, duty or covenant other than as expressly stated in this Agreement or as subsequently set forth in a written document signed by both parties. Each party expressly waives any implied right or obligation regarding the subject matter hereof. All other written agreements between the parties shall remain in full force and effect

      7.5 This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida and both parties agree that: (a) they are subject to the jurisdiction of the state and Federal courts located within the state of Florida; (b) the exclusive venue for actions related to this Agreement shall be the Circuit Court for Alachua County, Florida or the United States District Court having jurisdiction over Alachua County, Florida; and (c) in any action brought to enforce or interpret the rights or obligations relating to this Agreement the prevailing party in such action shall be entitled to an award of it's reasonable attorneys' fees and costs, including pre-suit and appellate attorneys' fees and costs, from the non-prevailing party.

      7.6 This Agreement may be amended only by a written document signed by authorized representatives of both parties.

      7.7 Each party hereto agrees to execute, acknowledge and deliver all such further instruments as may be necessary or appropriate to carry out the intent and purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, legal representatives, successors and pennitted assigns.

      7.8 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      7.9 Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the validity of the remaining parts or provisions shall not be affected by such holding. In the event a part or provision of this Agreement is held unenforceable or in conflict with the law affecting consideration to either party, the parties agree to negotiate in good faith amendment of such part or provision in a manner consistent with the intention of the parties as expressed in this Agreement

      7.10 Neither party shall be responsible or liable to the other party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control of the nonperforming or delayed party including, but not limited to, acts of God, acts of government, year 2000 related occurrences, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires and floods, provided the nonperforming or delayed party provides to the other party written notice of the existence and the reason for such nonperformance or delay. The nonperformance or delay by either party in excess of one hundred eighty (180) days shall constitute cause for termination of this Agreement with such notice given in writing by one party to the other.

      7.11 Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to either party by the other party shall be in writing and delivered or sent to:

      RTI: Jamie M. Grooms, Chief Executive Officer Regeneration Technologies, Inc.
                                    One Innovation Drive
                                    Alachua, FL 32615

      UFTB: Nancy R. Holland, Chief Executive Officer University of Florida Tissue Bank
                                    One Innovation Drive
                                    Alachua, Florida 32516
                                    With a copy to: Susan Collingwood
                                    General Counsel, University of Florida

      7.12 Each party may change its address for purposes of this Agreement by written notice to the other party. All notices or other communications shall be deemed duly served and given on the date when personally delivered to the party to whom it is directed, when sent by FedEx or other reasonably similar courier, or when deposited in the United States mail, first class, postage prepaid, and addressed to the party at the address in ARTICLE 7.11 herein.

      7.13 Absent express, prior written permission by the disclosing party to the receiving party, the parties to this Agreement, their officers, directors, employees and agents, shall strictly maintain the confidentiality of, and shall not disclose to any third party, the personal data of donors, any processes, patent applications, technical, financial and business information, general or otherwise, and any other information normally treated as confidential by the disclosing party. The parties to this Agreement shall use their best efforts to assure that all of their employees and agents maintain such confidentiality. This Article 7.13 shall survive the termination of this Agreement.

      7.14 This Agreement shall be executed by each party in duplicate originals, each of which shall be deemed an original, but both originals together shall constitute only one and the same instrument.

                       (Signatures on the following page)

      IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on the signature page hereof.

Regeneration Technologies, Inc.


By: /s/ James M. Grooms
   -----------------------------------

Title: President and CEO
Date: 7/16/99


University of Florida Tissue Bank, Inc.


By: /s/ Nancy Holland
   -----------------------------------

Title: President and CEO
Date: 7/13/99

Attachments:
-     Composite Exhibit A
-     "Debt" - Exhibit B
-     "Distribution Services" -- Exhibit 1.2
-     "Accounts Receivable" -- Exhibit 2.2(a)
-     "Schedule of Conveyed Equipment and Fixtures" -- Exhibit 2.2(c)
-     "Schedule of Assigned Recovery Contracts" -- Exhibit 2.2(d)-1
-     "Schedule of Assigned Distribution Contracts -- Exhibit 2.2(d)-2
-     "Allograft Inventory" -- Exhibit 2.2(c)
-     "Secured Debt" -- Exhibit 2.3(c)
-     "Recovery Fees and Intercompany Charges" -- Exhibit 2.3(d)
-     "Undetermined Equipment" -- Exhibit 2.3(e)

                        "Distribution Services"--Exhibit 1.2

* Order Processing
* Returns processing
* Custom order requests
* Requests for x-rays
* Customer complaints
* Customer/sales rep support
* Back orders
* Billing (regular, consignments, and loaner)
* New customer set up
* Sales reports & analysis
* Commissions
* Quotas
* Forecasting
* Fee schedules
* Special pricing
* Consignments
* Loaners

                       "Schedule of Assigned Recovery Contracts"
                                  Exhibit 2.2(d)-1
[*****]
[*****]
[*****]
[*****]
[*****]
[*****]



[CONFIDENTIAL]

                     "Schedule of Assigned Distribution Contracts"
                                  Exhibit 2.2(d)-2
[*****]
[*****]
[*****]
[*****]



[CONFIDENTIAL]

                               "Secured Debt"- Exhibit 2.3(c)


                               Regeneration Technologies, Inc.
                                        RTI/UFTB Debt

2/12/98 - 4/15/99
-----------------

Total Debt Through 4/15/99                                   4,963,865.31

Current Inventory Valuation                                 (3,030,154.35)

Conveyed Equipment                                             (89,842.28)
                                                            --------------

The Secured Debt                                             1,843,868.68
                                                            ==============

Security Interest in Accounts Receivable                     1,861,947.76
                                                            --------------

Balance Unsecured                                                    0.00
                                                            ==============

                                   Exhibit 2.3(d)
                        Recovery Fees and Intercompany Charges

                            Regeneration Technologies, Inc.
                         University of Florida Tissue Bank, Inc.
                        Post 4/15/99 through 6/30/99 Transactions

AMOUNTS DUE TO UFTB FROM RTI
----------------------------
Total Recovery Fee Billings (Net of Credits)                 769,700.00
Total Administrative Expense Billings                         60,708.33
Total Medical Records Billings                                71,000.00
Total Referral Room Billings                                  14,832.00
Total NYTS Payroll Billings (Net of Payments)                 47,577.47
                                                             ----------
Total Amount due to UFTB from RTI at 6/30/99                 963,817.80
                                                             ==========

AMOUNTS DUE TO RTI FROM UFTB
----------------------------
Total Administrative Expense Billings (Net of Adjustments)    36,429.38
Total Lab Charges--(pending final verification)               16,248.00
Cash Collected by UFTB net of Payments & UFTB Cash            79,270.47
Other Reimbursements to RTI                                   25,322.62
                                                             ----------
Total Amount due to RTI from UFTB at 6/30/99                 157,270.47
                                                             ==========

Net Amount due to UFTB at 6/30/99                            806,547.33
                                                             ==========
One Time Payment to UFTB at signing                          150,000.00
                                                             ----------
Net amount applied as reduction of Debt                      656,547.33
                                                             ==========

REVIEWED AND APPROVED
---------------------

/s/ Kevin J. Westin                     /s/ Richard Zahn
------------------------                ------------------------
Kevin J. Westin                         Richard Zahn
RTI Controller                          UFTB Controller